SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  July 20, 2006


                          HOUSTON AMERICAN ENERGY CORP.
               -------------------------------------------------
               (Exact name of registrant as specified in Charter)


            Delaware                 0-33027            76-0675953
       ------------------       ----------------    ------------------
  (State or other jurisdiction     (Commission         (IRS Employer
      of incorporation or           File No.)       Identification No.)
         organization)

                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
            -------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                        --------------------------------
                            (Issuer Telephone number)


        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

On July 20, 2006, Houston American Energy Corp. (the "Company") issued a press release announcing that the Company's common stock had been approved for listing on the American Stock Exchange. Trading of the Company's common stock under the symbol "HGO" is expected to commence on the American Stock Exchange on Wednesday, July 26, 2006. A copy of the press release is filed herewith as
Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits

      Exhibit No.                 Description

         99.1          Press release issued July 20, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOUSTON AMERICAN ENERGY CORP.

Dated:  July 20, 2006
                                By:   /s/ John Terwilliger
                                      -----------------------------
                                      John Terwilliger,
                                      President and
                                      Chief Executive Officer


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